Second Quarter 2014 Earnings Presentation August 11, 2014 Exhibit 99.2

Forward-Looking Statements

Certain statements in this report, constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. Statements that are not historical fact are forward-looking statements. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “anticipates,” “expects,” “intends,” “plans,”
“projects,” “estimates,” “assumes,” “may,” “should,” “will,” or other similar expressions. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors, and our actual results, performance or achievements could differ materially from future results, performance or achievements expressed in these forward-looking statements. These forward-looking statements are based on our current beliefs, intentions and expectations. These statements are not guarantees or indicative of future performance. Important assumptions and other important factors that could cause actual results to differ materially from those forward-looking statements include, but are not limited to, those factors, risks and uncertainties described below and in more detail in our Annual Report on Form 10-K for the year ended December 31, 2013 under the caption “Risk Factors,” in Part II, Item 1A. “Risk Factors” of our Quarterly Report on Form
10-Q for the quarter ended June 30, 2013 and in our other filings with the SEC.
In particular (but not by way of limitation), the following important factors, risks and uncertainties could affect our future results, performance and achievements and could cause actual results, performance and achievements to differ materially from those expressed in the forward-looking statements:
• increased scrutiny and potential enforcement actions by federal and state agencies, including a pending investigation by the CFPB and the FTC, the investigation by the Department of Justice and HUD, and the investigations by the state attorneys general working group;
•
uncertainties related to our ability to meet increasing performance and compliance standards, such as those of the National Mortgage Settlement, and reporting obligations and increases to the cost of doing business as a result thereof;
•
uncertainties related to inquiries from government agencies into collection, foreclosure, loss mitigation, bankruptcy, loan servicing transfers and lender-placed insurance practices;
•
uncertainties relating to interest curtailment obligations and any related financial and litigation exposure (including exposure relating to false claims);
•
unexpected losses resulting from pending, threatened or unforeseen litigation, arbitration or other third-party claims against the Company;
•
changes in, and/or more stringent enforcement of, federal, state and local policies, laws and regulations affecting our business, including mortgage and reverse mortgage originations and servicing and lender-placed insurance;
•
loss of our loan servicing, loan origination, insurance agency, and collection agency licenses, or changes to our licensing requirements;
•
our ability to remain qualified as a GSE approved seller, servicer or component servicer, including the ability to continue to comply with the GSEs’ respective loan and selling and servicing guides;
• the substantial resources (including senior management time and attention) we devote to, and the significant compliance costs we incur in connection with, regulatory compliance and regulatory examinations and inquiries, and any fines, penalties or similar payments we make in connection with resolving such matters;
•
our ability to earn anticipated levels of performance and incentive fees on serviced business;
•
the ability of our customers, under certain circumstances, to terminate our servicing and sub-servicing agreements, including agreements relating to our management and disposition of real estate owned properties for GSEs and investors;
•
a downgrade in our servicer ratings by one or more of the rating agencies that rate us as a residential loan servicer;
•
our ability to satisfy various GSE and other capital requirements applicable to our business;
•
uncertainties relating to the status and future role of GSEs, and the effects of any changes to the servicing compensation structure for mortgage servicers pursuant to programs of GSEs or various regulatory authorities;
•
changes to HAMP, HARP, the HECM program or other similar government programs;
•
uncertainties related to the processes for judicial and non-judicial foreclosure proceedings, including potential additional costs, delays or moratoria in the future or claims pertaining to past practices;
• our ability to implement strategic initiatives, particularly as they relate to our ability to raise capital and develop new business, including acquisitions of mortgage servicing rights, the development of our originations business and the implementation of delinquency flow loan servicing programs, all of which are subject to customer demand and various third-party approvals;
• risks related to our acquisitions, including our ability to successfully integrate large volumes of assets and servicing rights, as well as businesses and platforms, that we have acquired or may acquire in the future into our business, any delay or failure to realize the anticipated benefits we expect to realize from such acquisitions, and our ability to obtain approvals required to acquire and retain servicing rights and other assets in the future;
•
risks related to the financing incurred in connection with past or future acquisitions and operations, including our ability to achieve cash flows sufficient to carry our debt and otherwise comply with the covenants of our debt;
•
risks related to the high amount of leverage we utilize in the operation of our business;
•
our dependence upon third-party funding in order to finance certain of our businesses;
•
the effects of competition on our existing and potential future business, including the impact of competitors with greater financial resources and broader scopes of operation;
•
our ability to successfully develop our loan originations platforms;
•
the occurrence of anticipated growth of the specialty servicing sector and the reverse mortgage sector;
•
local, regional, national and global economic trends and developments in general, and local, regional and national real estate and residential mortgage market trends in particular;
•
continued uncertainty in the United States home sales market, including both the volume and pricing of sales, due to adverse economic conditions or otherwise;
•
fluctuations in interest rates and levels of mortgage originations and prepayments;
•
changes in regards to the rights and obligations of property owners, mortgagors and tenants;
•
changes in public, client or investor opinion on mortgage origination, loan servicing and debt collection practices;
• the effect of our risk management strategies, including the management and protection of the personal and private information of our customers and mortgage holders and the protection of our information systems from third-party interference (cyber security);
•
changes in accounting rules and standards, which are highly complex and continuing to evolve in the forward and reverse servicing and originations sectors;
•
the satisfactory maintenance of effective internal control over financial reporting and disclosure controls and procedures;
•
our continued listing on the New York Stock Exchange; and
•
the ability or willingness of Walter Energy, our prior parent, and other counterparties to satisfy material obligations under agreements with us.
All of the above factors, risks and uncertainties are difficult to predict, contain uncertainties that may materially affect actual results and may be beyond our control. New factors, risks and uncertainties emerge from time to time, and it is not possible for our management to predict all such factors, risks and uncertainties or to assess the effect of each such new factor, risk and uncertainty on our business.
Although we believe that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore any of these statements included herein may prove to be inaccurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that the results or conditions described in such statements or our objectives and plans will be achieved. We make no commitment to revise or update any forward-looking statements in order to reflect events or circumstances after the date any such statement is made, except as otherwise required under the federal securities laws. If we were in any particular instance to update or correct a forward-looking statement, investors and others should not conclude that we would make additional updates or corrections thereafter except as otherwise required under the federal securities laws.

Walter Investment Overview

Servicing &
Complementary
Businesses
Originations
Walter Capital
Opportunity Corp.
Please refer to the introductory slides of this presentation, as well as additional disclosures in the Appendix and in our Form 10-Q for the quarter ended June 30,
2014 and other filings with the SEC, for important information regarding Forward-Looking Statements and the use of Non-GAAP Financial Measures.
Diversified Business Centered in the Mortgage Servicing Sector
Value added business model designed to align interest
with owners of credit / GSEs and consumers
Focus on stable, recurring fee based-revenue streams
generated by servicing and complementary
businesses
Servicing platform and servicing quality highly rated
by S&P, Moody's, Fitch and FNMA
Complementary businesses leverage the 2.3 MN unit
servicing portfolio
Forward Originations business focused on retention
opportunity and build out of retail platform
Reverse Mortgage business a leading issuer and
highly regarded servicer in reverse mortgage sector
Investment Management business manages third-party
assets, driving fee-based revenue

Significant Alignment Exists in the Specialty Servicing
Industry Between Key Constituencies

Walter is driving toward a best-in-class culture of compliance and consumer experience
Efficient servicing provides significant benefits to homeowners:
• Nearly 123,000 modifications over the last 36 months
• ~14,000 modifications this quarter
• Originated over 92,000 HARP loans since February 2013
Best-in-class performance will drive shareholder value
Please refer to the introductory slides of this presentation, as well as additional disclosures in the Appendix and in our Form 10-Q for the quarter ended June 30,
2014 and other filings with the SEC, for important information regarding Forward-Looking Statements and the use of Non-GAAP Financial Measures.
Best Practices in
Transfers
Accuracy of
Information
Managed
Counterparty Risk
Strong Portfolio
Performance
Regulators/Agencies Reduces industry risks Stability in industry
• Lowers risk at agencies
• Maximizes consumer
outcomes
Consumer/
Homeowner
Efficient/positive
experience
Efficient/positive
experience
Stability of servicer
• Assistance through
HAMP/HARP/similar
programs
• Consumer stays in home
Servicer
Improves servicing
efficiencies and lowers
reputational risk
Improves servicing
efficiencies and lowers
reputational risk
Prudent financial
management
• Value-added
performance enhances
client relationships
• Costs lowered /
shareholder returns
improved
Investor
Reduces expense;
improves portfolio
performance
Reduces expense;
improves portfolio
performance
Stability of servicer
• Enhances returns
• Performance
improvement through
HAMP/HARP/similar
programs
Reduces industry risks

Q2 2014 Highlights & Recent Developments

Financial Highlights
Servicing, ARM &
Originations
Reverse Mortgage
Other
• GAAP net loss of $12.9 MN, or ($0.34) per diluted share; $1.19 adjusted for charges related to goodwill impairment
• AEBITDA
Adjusted Earnings after tax of $1.86 per diluted share
• $86 MN of AEBITDA; $39 MN of APTE
•Combined AEBITDA margin of 15 bps of Average UPB
Disappearance rate of 13.8% net of recapture
Acquired $3.3 BN of UPB for ARM business with flow agreement
$72 MN of AEBITDA; $71 MN of APTE
Funded $4.4 BN of UPB
Originated more than 16,000 HARP loans; nearly 340,000 “in the money”
HARP eligible accounts in the portfolio
$(3) MN of AEBITDA; $(4) MN of APTE
Issued $359 MN of HECM securitizations, ranking #1 for HMBS issuances
Originated approximately $299 MN of UPB
Blended cash margin of 376 bps, an increase of 13 bps over Q1 spreads
Initial funding of Walter Capital Opportunity and excess spread sale of approximately
$75 MN completed July 1, 2014
Investment Management earned $34 MN of performance fees
• Strong performance on residual trusts
Insurance
(1)
and fair value markdowns
of $199 MN
•
•
•
•
•
•
•
•
•
•
•
•
(1) Goodwill impairment charges are not deductible for tax purposes.
(2) The Company no longer includes changes in valuation inputs as a component of its Adjusted Pre-tax Earnings (“APTE," formerly known as “Core Earnings") calculation and has reflected  this change in all previously reported periods as disclosed in this document.
Please refer to the introductory slides of this presentation, as well as additional disclosures in the Appendix and in our Form 10-Q for the quarter ended June 30,
2014 and other filings with the SEC, for important information regarding Forward-Looking Statements and the use of Non-GAAP Financial Measures.
(2)

Combined Servicing Margin / Review
(1)

YTD margin in line with management expectations
Continue to expect combined servicing margins in the 14 - 18 bps range
Decrease in Q1 to Q2 margins driven by:
Positive settlement of servicing fees in Q1
Increase in compensating interest resulting from continued HARP success
Increase of servicing costs due to addition of EverBank platform/employees and on-
boarding of new portfolios
Increased advance provisions
Expect future increases in regulatory and compliance expense to be mitigated by efficiency gains and margin improvement as portfolios mature
Expect increase in ARM APTE from acquired portfolio ramp
Combined Servicing Margin Summary
(1) Analysis of performance requires combination of Servicing,  ARM and Insurance for comparability to peers.
(2) Average UPB and AEBITDA for YTD 2014 and 1Q 2014 includes adjustments to reflect MSR acquisitions closed during the quarter as though they were closed January 1, 2014 as economics (cash flows) were actually recorded for the full period.
Please refer to the introductory slides of this presentation, as well as additional disclosures in the Appendix and in our Form 10-Q for the quarter ended June 30,
2014 and other filings with the SEC, for important information regarding Forward-Looking Statements and the use of Non-GAAP Financial Measures.
AEBITDA APTI AEBITDA APTI AEBITDA APTI
Servicing (MN)
67 $                             21 $                             113 $                          74 $                             180 $                          95 $
ARM (MN)
6 6 4 4 10 10
Insurance (MN)
13 13 16 16 29 29
86 $                             40 $                             133 $                          94 $                             219 $                          134 $
Combined servicing margin (in bps)
15 7 22 16 18 11
Adjusted Average UPB Serviced (BN)
(2)
237 $                          237 $                          238 $                          238 $                          238 $                          238 $
YTD 2014 Q2 2014 Q1 2014

Non-Recourse Liabilities ($11.4 BN) Comprise 66% of
Total Liabilities

$ in thousands
$270.8 MN of residual interest in legacy Walter
Investment portfolio
Net fair value liability of $43.5 MN associated
with mandatory clean-up call obligation in
Non-Residual Trusts
Net fair value liability of $99.1 MN in Reverse
Mortgage is a positive to tangible net worth
over time
$13.0 MN of equity in servicer advance trusts
Please refer to the introductory slides of this presentation, as well as additional disclosures in the Appendix and in our Form 10-Q for the quarter ended June 30,
2014 and other filings with the SEC, for important information regarding Forward-Looking Statements and the use of Non-GAAP Financial Measures.
Assets of $11.5 BN collateralize $11.4 BN of non-recourse liabilities
Reverse Mortgage
Residual Trusts
Non -Residual Trusts
Servicer and Protective Advance Financing Facilities
Assets 1,430.4 $
Liabilities 1,159.6 $
Equity 270.8 $
Assets 608.3 $
Liabilities 651.8 $
Equity (43.5) $
Assets 9,373.6 $
Liabilities 9,472.7 $
Equity (99.1) $
Assets 114.4 $
Liabilities 101.4 $
Equity 13.0 $

Origination / Servicing
WCO
ditech
Green Tree
Hybrid
New Orig.
Bulk / Legacy
MSRs
Reverse Mortgage
Mortgage Credit
Reverse Mortgage Solutions
New Orig.
Bulk / Legacy
Conduit/ Securitization
Whole Loan / NPL Trading
Green Tree Investment Management
Asset Management / Solutions

Strategic Capabilities Position Walter for Continued
Growth
Sector fundamentals still strong
• Significant market - $3 - $4 TN of credit
sensitive assets
• Banks focus on core versus non-core
servicing
Improving economy improves credit quality
increasing servicing margin and asset values
Regulatory environment
• Increased regulation/oversight
• Creates barriers to entry
• Scale, track record, and capital drive
success
Diversified methods to grow servicing
portfolio
• Legacy product/acquisitions
• Originations
• Flow
Significant market opportunities tied to continued evolution of mortgage sector
• Need for non-prime market
• Return of private label
• Core competencies drive value to owners of credit

Please refer to the introductory slides of this presentation, as well as additional disclosures in the Appendix and in our Form 10-Q for the quarter ended June 30,
2014 and other filings with the SEC, for important information regarding Forward-Looking Statements and the use of Non-GAAP Financial Measures.

Business Trends
Please refer to the introductory slides of this presentation, as well as additional disclosures in the Appendix and in our Form 10-Q for the quarter ended June 30,
2014 and other filings with the SEC, for important information regarding Forward-Looking Statements and the use of Non-GAAP Financial Measures.
Servicing, ARM &
Insurance
Originations
Reverse Mortgage
Other
•AEBITDA margin of 14 –18 bps of Average UPB on a combined basis expected for remainder of year
•Value added model continues to improve portfolio performance
•Client dialogue active; markets transaction volume improving
•Active regulatory oversight continues
•Retention business strong as margins remain stable and recently boarded portfolios are mined for HARP opportunity
•Significant agency support for HARP
•Continued focus on cost reductions
•Cautious build-out of retail channel given environment; managing correspondent channel for profitability
•Revised strategy and operating model to fit new environment
•Focus on retail originations channels and refinement of servicing platform
•Managing servicing costs as platform is updated
•Mid-to-longer term outlook remains positive given product enhancement and very strong demographic trends
•Investment Management focused on build out of portfolio under management
•Legacy Walter Investment residual trusts continue to perform as expected
•Continue to review opportunities to extend core competencies

Key Investment Highlights
Walter Investment is achieving strong execution against strategic initiatives
Depositories’ focus on “core” clients drives movement of “non-
core” assets
Originations business transitioning with retail and correspondent channel build out and as additional products are explored
Expanding Investment Management business through focus on
portfolio build out
More change is coming to the sector as the “new” mortgage
market landscape is developed
Walter Investment is uniquely positioned to capitalize on the significant sector opportunity.

1
2
3
4
5
Please refer to the introductory slides of this presentation, as well as additional disclosures in the Appendix and in our Form 10-Q for the quarter ended June 30,
2014 and other filings with the SEC, for important information regarding Forward-Looking Statements and the use of Non-GAAP Financial Measures.

Supplemental Information & Reconciliations

Use of Non-GAAP Measures and Definitions

Generally Accepted Accounting Principles ("GAAP") is the term used to refer to the standard framework of guidelines for financial accounting. GAAP includes the standards, conventions, and rules accountants follow in recording and summarizing transactions and in the preparation of financial statements. In addition to reporting financial results in accordance with GAAP, the Company has provided the following non-GAAP financial measures in this presentation: Adjusted Pre-tax Earnings, Adjusted EBITDA and Funds
Generated in Period.   See the definitions below for a description of how these items are presented and see the Non-GAAP Reconciliations for a reconciliation of these measures to the most directly comparable GAAP financial measures.
Management considers Adjusted Pre-tax Earnings, Adjusted EBITDA and Funds Generated in Period, each of which is a non-GAAP financial measure, to be important in the evaluation of our business segments and of the Company as a whole, as well as for allocating capital resources to our segments. Adjusted Pre-Tax Earnings, Adjusted EBITDA and
Funds Generated in Period are utilized to assess the underlying operational performance of the continuing operations of the business. In addition, analysts, investors, and creditors may use these measures when analyzing our operating performance. Adjusted Pre-Tax Earnings, Adjusted EBITDA and Funds Generated in Period are not presentations made in accordance with GAAP and our use of these terms may vary from other companies in our industry.
These non-GAAP financial measures should not be considered as alternatives to (1) net income (loss) or any other performance measures determined in accordance with GAAP or (2)
operating cash flows determined in accordance with GAAP. These measures have important limitations as analytical tools, and should not be considered in isolation or as substitutes for analysis of the Company’s results as reported under GAAP.
                                                is metric that is used by management as a supplemental metric to evaluate our Company’s underlying key drivers and operating performance of the business. Adjusted Pre-Tax Earnings is defined as net income (loss) before income taxes plus certain depreciation and amortization costs related to the increased basis in assets, including servicing and sub-servicing rights, acquired within business combination transactions, or step-up depreciation and amortization, transaction and integration costs, share-
based compensation expense, non-cash interest expense, the net impact of the Non-Residual Trusts, fair value to cash adjustments for reverse loans, and certain other cash and non-
cash adjustments, primarily including severance expense and certain other non-recurring start-up costs. Adjusted Pre-Tax Earnings excludes unrealized changes in fair value of MSRs that are based on projections of expected future cash flows and prepayments. Adjusted Pre-Tax Earnings includes both cash and non-cash gains from forward mortgage origination activities. Non-cash gains are net of non-cash charges or reserves provided. Adjusted Pre-Tax Earnings includes cash generated from reverse mortgage origination activities. Adjusted
Pre-Tax Earnings may also include other adjustments, as applicable based upon facts and circumstances, consistent with the intent of providing investors a supplemental means of eliminates the effects of financing, income taxes and depreciation and amortization. Adjusted EBITDA is defined as net income (loss) before income taxes, depreciation and amortization, interest expense on corporate debt, transaction and integration related costs, the net impact of the Non-Residual Trusts and certain other cash and non-
cash adjustments primarily including severance expense, the net provision for the repurchase of loans sold and certain other non-recurring start-up costs. Adjusted EBITDA includes both cash and non-cash gains from forward mortgage origination activities. Adjusted EBITDA excludes the impact of fair value option accounting on certain assets and liabilities and includes cash generated from reverse mortgage origination activities. Adjusted EBITDA may also include other adjustments, as applicable based upon facts and circumstances, is calculated as Adjusted EBITDA, as described above, less capital expenditures, cash paid for corporate debt interest expense and income taxes.
Management believes Funds Generated in Period is useful as a supplemental indicator of the cash capable of being generated by the business during the relevant period and for that purpose considers the values of the OMSRs created during the period as equivalent to cash on the assumption that such OMSRs could have been sold during the period for cash equivalent to their fair value reflected in our books.  There can be no assurance that the OMSRs could have been sold during the period for cash equivalent to their fair value reflected in our books.  Funds Generated in Period does not represent residual cash flow and is not necessarily available for investment, as some or all of it may be required for debt service
Adjusted Pre-tax Earnings
Adjusted EBITDA
Funds Generated in Period
Please refer to the introductory slides of this presentation, as well as additional disclosures in the Appendix and in our Form 10-Q for the quarter ended June 30,
2014 and other filings with the SEC, for important information regarding Forward-Looking Statements and the use of Non-GAAP Financial Measures.
and other working capital needs.
consistent with the intent of providing investors a supplemental means of evaluating our operating performance.
evaluating our operating performance.
Amounts or metrics that relate to future earnings projections are forward-looking and subject to significant business, economic, regulatory and competitive uncertainties, many of which are beyond the control of Walter Investment and its management, and are based upon assumptions with respect to future decisions, which are subject to change. Actual results will vary and those variations may be material. Nothing in this presentation should be regarded as a representation by any person that any target will be achieved and the Company undertakes no duty to update any target. Please refer to the introductory slides of this presentation, as well as additional disclosures in this Appendix and in our Annual Report on
Form 10-K for the year ended December 31, 2013, our quarterly report on Form 10-Q for the quarter ended June 30, 2014 and our other filings with the SEC, for important information regarding Forward Looking Statements and the use and limitations of Non-GAAP Financial Measures. Because we do not predict special items that might occur in the future, and our outlook is developed at a level of detail different than that used to prepare GAAP financial measures, we are not providing a reconciliation to GAAP of any forward-looking financial measures presented herein.

GAAP Financial Results
(1)

$ in millions except per share amounts
($ in millions)
2Q14 1Q14 2Q13
Income Statement
Total revenues 413.7 $       369.9 $       596.0 $
Total expenses (467.2)         (338.5)         (359.0)
Other gains (losses) 1.5              (2.5)             1.7
Income tax (expense) benefit 39.0            (11.6)           (95.3)
Net income (loss) (12.9) $        17.4 $         143.2 $
Net income (loss) per diluted share (0.34) $        0.45 $         3.75 $
As of
06/30/2014
As of
03/31/2014
As of
06/30/2013
Balance Sheet
Total Assets 18,386.0 $ 17,484.3 $ 16,930.2 $
Total Liabilities 17,200.8 $ 16,292.1 $ 15,856.2 $
Equity 1,185.2 $   1,192.1 $   1,074.0 $
(1) Note, columns in schedule may not foot due to rounding.
Please refer to the introductory slides of this presentation, as well as additional disclosures in the Appendix and in our Form 10-Q for the quarter ended June 30,
2014 and other filings with the SEC, for important information regarding Forward-Looking Statements and the use of Non-GAAP Financial Measures.

Servicing Key Metrics

Walter Investment Management Corp.

Servicing Segment
Servicing Key Metrics

(1) Average UPB and AEBITDA for 1Q 2014 and 4Q 2013 includes adjustments to reflect MSR acquisitions closed during the quarter as though they were closed January 1, 2014 as economics (cash flows) were actually recorded for the full period.
(2) The disappearance rate is equal to the proportion of the principal in the portfolio that is paid off or charged off in the period. Recaptured accounts are netted in the principal pay offs to calculate a net disappearance rate. Disappearance rates do not reflect the impact of assets which were sold by the owner and transferred to another servicer.  The disappearance rate for  2Q 2013 was adjusted to reflect the timing of third party loans as if they were sent to third party, refinanced and returned to the GT portfolio in the same month.
$ in millions
Please refer to the introductory slides of this presentation, as well as additional disclosures in the Appendix and in our Form 10-Q for the quarter ended June 30,
2014 and other filings with the SEC, for important information regarding Forward-Looking Statements and the use of Non-GAAP Financial Measures.
2Q14 1Q14 2Q13
Servicing fees 174.9 $          167.4 $          145.4 $
Incentive and performance fees 25.6 29.8 26.3
Ancillary and other fees 19.2 21.6 17.9
Servicing revenue and fees 219.7 $        218.8 $        189.6 $
Amortization of servicing rights (9.5) (10.4) (10.3)
Realization of expected cash flows (40.2) (22.0) (28.2)
Changes in valuation inputs (43.4) (25.6) 93.3
Net servicing revenue and fees 126.6 $        160.8 $        244.4 $
AEBITDA/average UPB 11 bps 19 bps 14 bps
Serviced UPB (in billions) 235.2 $          233.8 $          196.8 $
Serviced units (in millions) 2.2 2.2 1.9
Average serviced UPB (in billions)
(1)
236.7 $          237.6 $          201.6 $
Disappearance rate
(2)
13.8% 13.5% 20.6%

Originations Segment
$ in billions

Originations Data by Channel
Consumer Lending Origination Economics
Capitalized MSR
(1) Calculated on pull-through adjusted locked volume.
(2) Calculated on funded  volume.
Correspondent Lending Origination
Economics
$ in thousands
(1) Calculated on pull-through adjusted locked volume.
(2) Calculated on funded  volume.
bps 2Q14 1Q14 2Q13
Gain on Sale
(1)
30           77           47
Fee Income
(2)
11           13           15
Direct Expenses
(2)
(46)          (74)          (89)
Margin (5)            16           (27)
bps 2Q14 1Q14 2Q13
Gain on Sale
(1)
531         486         580
Fee Income
(2)
15           16           40
Direct Expenses
(2)
(202)        (225)        (164)
Margin 344         277         456
2Q14 1Q14 2Q13
Recapture Rate
(1)
39% 47% 36%
Applications
2Q14% 1Q14% 2Q13%
Consumer Lending 4.0 $         50% 2.5 $         52% 5.3 $            58%
Correspondent Lending 4.0            50% 2.3            48% 3.8               42%
8.0 $         100% 4.8 $         100% 9.1 $            100%
Pull-Through Adjusted Locked Volume
2Q14% 1Q14% 2Q13%
Consumer Lending 2.6            46% 1.9 $         53% 3.9 $            64%
Correspondent Lending 3.0            54% 1.7            47% 2.2               36%
5.6 $         100% 3.6 $         100% 6.1 $            100%
Funded Volume
2Q14% 1Q14% 2Q13%
Consumer Lending 2.3            52% 1.8 $         51% 3.2 $            68%
Correspondent Lending 2.1            48% 1.7            49% 1.5               32%
4.4 $         100% 3.5 $         100% 4.7 $            100%
Sold Volume
2Q14% 1Q14% 2Q13%
Consumer Lending 2.1 $         54% 2.0 $         51% 2.4 $            71%
Correspondent Lending 1.8            46% 1.9            49% 1.0               29%
3.9 $         100% 3.9 $         100% 3.4 $            100%
Please refer to the introductory slides of this presentation, as well as additional disclosures in the Appendix and in our Form 10-Q for the quarter ended June 30,
2014 and other filings with the SEC, for important information regarding Forward-Looking Statements and the use of Non-GAAP Financial Measures.
2Q14 1Q14 2Q13
Capitalized MSR (MN) 45,553 $         52,614 $       36,305 $
Base MSR (MN) 34,204 41,249 35,802
Excess MSR (MN) 11,349 11,365 503
Base MSR Multiple 3.87 4.23 4.26
Excess MSR Multiple 3.70 3.80 3.11
Loans sold 3,539,814 3,896,016 3,358,643
Loans sold with excess 1,710,760 1,834,547 279,391
(1) Recapture rate represents the percent of the UPB voluntarily paying off from portfolio that we are able to refinance into new loans.

Reverse Mortgage Segment

Reverse Mortgage Key Metrics
$ in millions
(1) Representative of servicing fee for on-balance sheet residential loans serviced.
(2) Cash generated by origination, purchase and securitization of HECM loans.
Please refer to the introductory slides of this presentation, as well as additional disclosures in the Appendix and in our Form 10-Q for the quarter ended June 30,
2014 and other filings with the SEC, for important information regarding Forward-Looking Statements and the use of Non-GAAP Financial Measures.
2Q14 1Q14 2Q13
Interest income 98.3 $       96.9 $       86.5 $
Interest expense (91.5)         (90.6)         (79.5)
Net interest margin
(1)
6.8 $         6.3 $         7.0 $
Blended cash generated
(2)
14.2          15.6          36.6
Fair value of loans and HMBS securities 5.9             (4.7)           (16.9)
Fair value 26.9 $       17.2 $       26.7 $
Net servicing revenues and fees 8.8             7.6             6.6
Other 3.0             3.1             2.7
Total revenue 38.7 $       27.9 $       36.0 $
Funded volume $299 MN $245 MN $693 MN
Securitized volume $359 MN $415 MN $833 MN
Blended cash margin 376 bps 363 bps 335 bps
Serviced UPB (in billions) 16.9 $       16.3 $       14.4 $
Serviced units 103,544    100,141    86,795

Reconciliation of GAAP Income (Loss) Before Income
Taxes to Non-GAAP Adjusted EBITDA

(1)
For the Three Months Ended For the Six Months Ended For the Three Months Ended For the Six Months Ended
June 30, 2014 June 30, 2014 June 30, 2013 June 30, 2013
Income (loss) before income taxes (51.9) $                                             (23.0) $                                             238.6 $                                             285.1 $
Add:
Depreciation and amortization 18.4 37.0 17.6 33.9
Interest expense 38.5 76.0 30.7 56.9
EBITDA 5.0 90.0 286.9 375.9
Add/(Subtract):
Amortization and fair value adjustments of MSRs 93.7 152.5 (53.9) (21.5)
Non-cash share-based compensation expense 4.8 8.3 3.9 6.5
Transaction and integration costs 3.5 5.1 3.7 15.3
Debt issuance costs not capitalized - - 0.3 5.0
Fair value to cash adjustments for reverse loans (5.9) (1.2) 16.9 20.4
Net impact of Non-Residual Trusts (0.7) 3.4 - (0.4)
Non-cash interest income (3.9) (7.9) (4.6) (9.1)
Provision for loan losses 1.5 0.5 0.1 1.8
Residual Trust cash flows 3.8 5.4 1.1 1.5
Servicing fee economics - 9.7 - -
Litigation and regulatory matters 13.2 13.2 - -
Goodwill impairment 82.3 82.3 - -
Other 2.1 5.9 7.7 6.7
Sub-total 194.4 277.2 (24.8) 26.2
Adjusted EBITDA 199.4 $                                             367.2 $                                             262.1 $                                             402.1 $
(1)
$ in millions
Please refer to the introductory slides of this presentation, as well as additional disclosures in the Appendix and in our Form 10-Q for the quarter ended
AEBITDA for YTD 2014 includes adjustments to reflect MSR acquisitions closed during the quarter as though they were closed January 1, 2014 as economics (cash flows) were actually realized for the full period.
June 30, 2014 and other filings with the SEC, for important information regarding Forward-Looking Statements and the use of Non-GAAP Financial Measures.

For the Three Months
Ended
For the Six Months Ended
For the Three Months
Ended
For the Six Months Ended
June 30, 2014 June 30, 2014 June 30, 2013 June 30, 2013
Income (loss) before income taxes (51.9) $                                   (23.0) $                                   238.6 $                                   285.1 $
Add back:
Step-up depreciation and amortization
11.3                                        23.2                                        12.8                                        25.7
Step-up amortization of sub-servicing rights (MSRs)
7.7                                          16.2                                        8.1                                          16.2
Non-cash interest expense
4.0                                          7.3                                          2.3                                          5.3
Non-cash share-based compensation expense
4.8                                          8.3                                          3.9                                          6.5
Transaction and integration costs
3.5                                          5.1                                          3.7                                          15.3
Debt issuance costs not capitalized
-                                         -                                         0.3                                          5.0
Fair value to cash adjustments for reverse loans
(5.9)                                        (1.2)                                        16.9                                        20.4
Fair value changes of MSRs due to changes in
valuation inputs and other assumptions
43.4                                        69.0                                        (93.3)                                      (89.3)
Net impact of Non-Residual Trusts
(0.7)                                        3.4                                          -                                         (0.4)
Litigation and regulatory matters 13.2                                        13.2                                        -                                         -
Goodwill impairment 82.3                                        82.3                                        -                                         -
Other 3.2                                          6.2                                          5.9                                          6.0
Adjusted pre-tax earnings 114.9 $                                   210.0 $                                   199.2 $                                   295.8 $
Adjusted earnings after tax (39%) 70.1 $                                     128.1 $                                   121.5 $                                   180.4 $
Adjusted earnings after tax per diluted common and
common equivalent share.
1.86 $                                     3.36 $                                     3.23 $                                     4.80 $
Reconciliation of GAAP Income (Loss) Before Income
Taxes to Non-GAAP Adjusted Pre-tax Earnings
(1)
($ in millions, except per share amounts)

(1) The Company has elected to exclude changes in valuation inputs as a component of its Adjusted Pre-Tax Earnings calculation and has reflected this change in all previously reported periods disclosed in this document.
Please refer to the introductory slides of this presentation, as well as additional disclosures in the Appendix and in our Form 10-Q for the quarter ended June 30,
2014 and other filings with the SEC, for important information regarding Forward-Looking Statements and the use of Non-GAAP Financial Measures.

Reconciliation of Funds Generated in Period to Net Increase in Cash
and Cash Equivalents

($ in millions)
(1)
Represents originated MSRs that have been capitalized upon transfer of loans.
(2)
Represents originations activity including purchases and originations of residential loans held for sale, proceeds from sale and payments on residential loans held for sale, net change in master repurchase agreements associated with residential loans held for sale and total net gains on sales of loans less gain on capitalized servicing rights.
(3)
Represents payments for acquisitions of businesses net of cash acquired, acquisitions of servicing rights and transaction & integration costs incurred as a result.
(4)
Represents proceeds from issuance of debt net of debt issuance costs and payments made during the period.
Please refer to the introductory slides of this presentation, as well as additional disclosures in the Appendix and in our June 30, 2014 Form 10-Q and
other filings with the SEC, for important information regarding Forward-Looking Statements and the use of Non-GAAP Financial Measures.
June 30, 2014 June 30, 2013
Adjusted EBITDA 199.4 $              262.1 $
Less:
Cash Interest Expense on Corporate Debt (46.9)                 (29.5)
Cash Taxes/Refund (6.7)                   (54.2)
Capital Expenditures (8.5)                   (12.1)
Funds Generated in Period 137.3 $              166.3 $
Investing and Financing activity and other uses of Funds Generated in Period:
Investment in retained OMSRs
(1)
(45.5)                 (36.3)
Net investment in originations activity
(2)
(65.7)                 (180.2)
Net activity for servicing advances 5.8                     (185.1)
Net investment in reverse mortgage activity (17.4)                 (8.3)
Acquisitions, including related transaction costs
(3)
(306.4)                (234.9)
Net borrowings of corporate debt
(4)
(4.3)                   179.1
Other working capital 36.8                  207.3
CHANGE IN  CASH (259.4) $             (92.1) $
Cash flows provided by (used in) operating activities (482.6)                (1,844.9)
Cash flows provided by (used in) investing activities (510.6)                (934.5)
Cash flows provided by (used in) financing activities 733.8                 2,687.3
Change in cash (259.4) $             (92.1) $
For the three months ended

Reconciliation of Funds Generated in Period to Net Increase in Cash
and Cash Equivalents

($ in millions)
Please refer to the introductory slides of this presentation, as well as additional disclosures in the Appendix and in our June 30, 2014 Form 10-Q and
other filings with the SEC, for important information regarding Forward-Looking Statements and the use of Non-GAAP Financial Measures.
For the last
tweleve months
ended
For the six months
ended
For the year ended For the six months
ended
June 30, 2014 June 30, 2014 December 31, 2013 June 30, 2013
Adjusted EBITDA 656.8 $                    367.2 $                    691.7 $                    402.1 $
Less:
Cash Interest Expense on Corporate Debt (121.2) (67.1) (100.7) (46.6)
Cash Taxes/Refund (23.6) 17.8 (96.8) (55.4)
Capital Expenditures (34.3) (13.0) (38.6) (17.3)
Funds Generated in Period 477.7 $                    304.9 $                    455.6 $                    282.8 $
Investing and Financing activity and other uses of Funds Generated in Period:
Investment in retained OMSRs
(1)
(248.2) (98.1) (187.7) (37.6)
Net investment in originations activity
(2)
102.6 (26.3) (91.7) (220.6)
Net activity for servicing advances (103.3) 10.4 (160.3) (46.6)
Net investment in reverse mortgage activity (10.2) (0.5) (56.5) (46.8)
Acquisitions, including related transaction costs
(3)
(618.7) (341.0) (1,303.6) (1,025.9)
Net borrowings of corporate debt
(4)
344.9 (8.9) 1,322.3 968.5
Other working capital (174.1) (29.0) 71.7 216.8
Change in Cash (229.3) $                   (188.5) $                   49.8 $                      90.6 $
Cash flows provided by (used in) operating activities 170.1 (73.8) (1,810.5) (2,054.4)
Cash flows provided by (used in) investing activities (1,805.9) (712.8) (3,776.1) (2,683.0)
Cash flows provided by (used in) financing activities 1,406.5 598.1 5,636.4 4,828.0
Change in cash (229.3) $                   (188.5) $                   49.8 $                      90.6 $
Represents originated MSRs that have been capitalized upon transfer of loans.
Represents originations activity including purchases and originations of residential loans held for sale, proceeds from sale and payments on residential loans held for sale, net change in master repurchase agreements associated with residential loans held for sale and total net gains on sales of loans less gain on capitalized servicing rights.
Represents payments for acquisitions of businesses net of cash acquired, acquisitions of servicing rights and transaction & integration costs incurred as a result.
Represents proceeds from issuance of debt net of debt issuance costs and payments made during the period.
(1)
(2)
(3)
(4)